Exhibit 99.2
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re:  Trenwick America Corporation            Case No.           03-12635(MFW)
                                                Reporting Period:  April 2004

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------
                                                                                          Document      Explanation
Required Documents                                                        Form No.        Attached        Attached
-------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                               MOR-1           Yes
    Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)   Yes
    Copies of bank statements                                                             N/A
    Cash disbursements journals                                                           Yes
Statement of Operations                                                   MOR-2           Yes
Balance Sheet                                                             MOR-3           Yes
Status of Postpetition Taxes                                              MOR-4           Yes
    Copies of IRS Form 6123 or payment receipt                                            N/A
    Copies of tax returns filed during reporting period                                   Yes
Summary of Unpaid Postpetition Debts                                      MOR-4           Yes
    Listing of aged accounts payable                                                      Yes
Accounts Receivable Reconciliation and Aging                              MOR-5           Yes
Debtor Questionnaire                                                      MOR-5           Yes
-------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                          May 20, 2004
---------------------------------------                    ---------------------
Signature of Debtor                                        Date


/s/ Alan L. Hunte                                          May 20, 2004
---------------------------------------                    ---------------------
Signature of Joint Debtor                                  Date


/s/ Alan L. Hunte                                          May 20, 2004
---------------------------------------                    ---------------------
Signature of Authorized Individual*                        Date


Alan L. Hunte
---------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re:  Trenwick America Corporation                    Case No.  03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period  April 2004

                                                  Bank Accounts
                                  Operating          Payroll            Tax         Other
                                ---------------------------------------------------------

     Cash - Beg of Month         1,795,023.38       35,331.89            NA           --
                                ---------------------------------------------------------

          Receipts:
         Cash Sales                        --              --            --           --
        Accounts Rec                       --              --            --           --
      Loans & Advances                     --              --            --           --
       Sale of Assets                      --              --            --           --
        Deposit/WT IN               12,963.53
            Other                      704.44              --            --           --
Fund Transfer(Vista MM Purch)                                                         --
     Transfers (Interco)         1,921,035.82      763,715.26            --           --
                                ---------------------------------------------------------

       Total Receipts            1,934,703.79      763,715.26            --           --
                                ---------------------------------------------------------

       Disbursements:
         Net Payroll                       --     (478,256.24)           --           --
        Payroll Taxes                      --     (285,459.02)           --           --
   Sales, Use, & Other Tax                 --              --            --           --
     Inventory Purchases                   --              --            --           --
    Secured Rental/Leases         (171,137.00)             --            --           --
          Insurance                        --              --            --           --
       Administrative             (618,790.22)             --            --           --
           Selling                         --              --            --           --
            Other                       63.78              --            --           --
       Transfers (PR)             (763,715.26)             --            --           --
      Professional Fees           (327,653.86)             --            --           --
         Court Costs               (10,000.00)             --            --           --
                                ---------------------------------------------------------

     Total Disbursements         (1,891,232.56)   (763,715.26)           --           --
                                ---------------------------------------------------------

        Net Cash Flow               43,471.23              --            --           --
                                ---------------------------------------------------------

     Cash: End of Month          1,838,494.61       35,331.89            --           --
                                =========================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Bank Reconciliations
Reporting Period:  April 2004

The following bank accounts have been reconciled

 Operating:

  Location:          JPMorganChase, NY
                     ABA No. 021-000-021

  Month End
Book Balance         $ 1,838,494.61

  Payroll:

  Location:          JPMorganChase, NY
                     ABA No. 021-000-021

 Month End
Book Balance         $    35,331.89

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended April 30, 2004

         Wire Date                 Amount                     Vendor Name
----------------------------   --------------    ----------------------------------------
2004-04-02                         141,472.44    New York Life Benefit Services Co.
2004-04-02                           2,422.53    Flexible Spending
2004-04-14                           2,422.53    Flexible Spending
2004-04-14                         170,105.53    New York Life Benefit Services Co.
2004-04-30                              63.00    Bloomberg L.P.

Wire transfer total                316,486.03
                               --------------

       Check Number                Amount                     Vendor Name
----------------------------   --------------    ----------------------------------------
108357                                 305.71    Louis Direnzo
108358                               1,881.06    Marty Becker
108359                                  23.00    Robert Crowther
108360                               1,483.81    Robert Holland
108362                                 116.50    Stephen Zielinski
108363                                  43.62    AT&T
108364                                   1.60    AT&T
108365                                 444.25    BMC Solutions, Inc.
108366                                 678.40    Blondie's Treehouse, Inc
108367                               2,550.00    CCBN, INC
108368                               1,245.50    CCH Incorporated
108369                                 476.62    Ceridian Employer Services
108370                                 900.00    Cognet Communications, Inc.
108371                                  28.98    Computer Book Direct
108372                                 133.00    Eastern Benefit Systems, Inc.
108373                                 128.79    Encon Heating & AirConditioning
108374                             171,137.00    Equity Office Properties, L.L.C.
108375                                 251.56    Federal Express Corporation
108376                                 965.46    Imagistics International Inc.
108377                               9,595.64    Kelly Services, Inc.
108378                                 320.00    Liz Sue Bagels
108379                               1,084.91    OFFICETEAM
108380                                  93.81    P. Rogers & Company
108381                               1,869.84    Pitney Bowes
108382                               1,581.52    QUEST SOFTWARE, INC
108383                               6,577.30    Robert Half
108384                                  54.80    Skytel
108385                                 616.75    Snet
108386                                 160.00    Society for Human Resource Management
108387                               1,416.22    Staples Business Advantage
108388                               5,296.00    Sungard Availability Services Inc.
108389                               2,184.00    Susan Zicarelli
108390                                  59.00    Brunell,Paula
108391                                 419.25    Damaris Rosado
108392                                 115.59    Jeffrey Neverson
108393                                  50.25    Thomas,Richard R.
108394                               3,638.84    Tyler Jr.,Stanlee C.
108395                                 708.80    AT&T
108396                                 978.15    AT&T
108397                                 140.89    Advanced Modern Locksmithing

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108398                               2,133.65    CPT Group Inc
108399                                 581.66    Ceridian Employer Services
108400                                 137.11    Connecticut Corporate Caterers,LLC
108401                               3,144.47    Crystal Rock Water Company
108402                               1,370.00    Esposito Design Association
108403                               1,131.44    Federal Express Corporation
108404                               1,085.00    Glowpoint
108405                               2,230.70    Iron Mountain
108406                               3,436.84    Iron Mountain
108407                                 728.00    Joyce Van Lines, Inc.
108408                               4,826.21    Kelly Services, Inc.
108409                               2,666.40    MBSII.net
108410                                  49.30    MCI
108411                               1,731.00    MCI
108412                                 387.96    Michelle Diener
108413                                 495.00    National Underwriter Company
108414                                 456.90    Petty Cash/Sam Mills
108415                               5,270.85    Robert Half
108416                                 245.28    Staples Business Advantage
108417                               2,644.52    Temco Service Industries, Inc.
108418                               3,500.00    Trevaskis & Associates Inc.
108419                                 660.40    Daniel A. Mintz
108420                                 425.61    Daniels,Gary
108421                               1,716.08    Kiernan,Kenneth F.
108423                               1,064.93    Robert Crowther
108424                                 985.00    Advanced Solutions, Inc.
108425                              74,147.93    Anthem BCBSCT
108426                                  89.94    Bull's Head Printers
108427                              15,000.00    C.Winchell Agency, Inc.
108428                              17,449.19    CYPRESS COMMUNICATIONS
108429                                 350.05    Ceridian Employer Services
108430                                  26.49    Computer Book Direct
108431                               6,673.56    Delta Dental
108432                             198,571.14    Dewey Ballantine
108433                                 241.00    Federal Express Corporation
108434                                  50.00    Federal Reserve Bank of Cleveland
108435                                 317.97    IKON Office Solutions
108436                                 651.80    Imagistics International Inc.
108437                               2,838.95    Kelly Services, Inc.
108438                               1,893.75    Lexis/Nexis
108439                               2,222.00    MBSII.net
108440                               1,580.25    Mary A. Pagoto
108441                                 847.00    Motient
108442                               2,020.00    Network Synergy
108443                               3,327.47    Pitney Bowes
108444                               8,571.50    Propark, Inc.
108445                               7,385.12    Re Systems Group
108446                                 321.51    Staples Business Advantage
108447                               3,576.81    Unum Life Insurance Company of America
108448                               3,976.63    Unum Life Insurance Company of America
108449                             129,082.72    Young, Conaway, Stargatt & Taylor, LLP
108450                                 190.00    Deborah Levine
108451                                  66.00    Ellery Stevenson
108452                                 254.46    Hunte,Alan L.
108453                                 918.45    Louis Direnzo

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108454                                 635.00    Mary Burns
108455                                 740.45    ADT Security Services, Inc.
108456                              31,847.12    Actuarial Risk Solutions
108457                                 880.89    BMW Financial Services
108458                                 948.70    Business Invirons
108460                                 649.50    COGENT COMMUNICATIONS, INC
108461                                  46.52    Connecticut Telephone
108463                                 487.67    Federal Express Corporation
108464                                 341.32    Goodway Printing & Graphics
108465                               9,652.41    Kelly Services, Inc.
108466                                 195.00    Mail Delivery Service of Stamford, LLC
108467                                 280.90    New Horizons Computer Learning Cntr
108468                                  22.05    PRS Courier Worldwide Inc.
108469                                  24.08    Royal Messenger Service
108470                                 616.75    SBC
108471                                 347.30    STF Services Corporation
108472                                 990.28    Staples Business Advantage
108473                                 590.00    The Accounts Payable Network
108474                               5,801.69    Trevaskis & Associates Inc.
108475                              10,000.00    U.S. Trustee Program Payment Center
108476                                 495.00    iSeries 400 Experts TIS

Checks Total                       811,095.05
                               --------------

Total April disbursements       $1,127,581.08
----------------------------   --------------

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation                            Case No.  03-12635 (MFW)
          Debtor                               Reporting Period:  April 2004

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                   Month Ended      Cumulative
REVENUES                                           April 2004     Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                    $        125     $    241,029
--------------------------------------------------------------------------------
Less: Returns and Allowances                                --               --
--------------------------------------------------------------------------------
Net Revenue                                       $        125     $    241,029
--------------------------------------------------------------------------------
COST OF GOODS SOLD                                          --
--------------------------------------------------------------------------------
Beginning Inventory                                         --               --
--------------------------------------------------------------------------------
Add: Purchases                                              --               --
--------------------------------------------------------------------------------
Add:Cost of Labor                                           --               --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                        --               --
--------------------------------------------------------------------------------
Less: Ending Inventory                                      --               --
--------------------------------------------------------------------------------
Cost of Goods Sold                                          --               --
--------------------------------------------------------------------------------
Gross Profit                                               125          241,029
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                                 --               --
--------------------------------------------------------------------------------
Auto and Truck Expense                                      30              166
--------------------------------------------------------------------------------
Bad Debts                                                   --               --
--------------------------------------------------------------------------------
Contributions                                               --           (2,500)
--------------------------------------------------------------------------------
Employee Benefits Programs                               3,602           24,748
--------------------------------------------------------------------------------
Insider compensation*                                   86,281          664,497
--------------------------------------------------------------------------------
Insurance                                                6,104           13,381
--------------------------------------------------------------------------------
Management Fees/Bonuses **                            (152,305)        (577,885)
--------------------------------------------------------------------------------
Office Expense                                           2,425           35,136
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                           4,673           40,122
--------------------------------------------------------------------------------
Repairs and Maintenance                                    153            2,408
--------------------------------------------------------------------------------
Rent and Lease Expense                                  77,633          398,249
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               46,739          275,039
--------------------------------------------------------------------------------
Supplies                                                 9,902           49,972
--------------------------------------------------------------------------------
Taxes-Payroll                                           47,262          229,408
--------------------------------------------------------------------------------
Taxes-Real Estate                                          316            1,264
--------------------------------------------------------------------------------
Taxes-Other                                                929            9,731
--------------------------------------------------------------------------------
Travel and Entertainment                                   159            1,593
--------------------------------------------------------------------------------
Utilities                                                  135            1,387
--------------------------------------------------------------------------------
Other (attach schedule)                                 23,573        5,289,628
--------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation           157,609        6,456,342
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                      5,509          262,953
--------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses       (162,993)      (6,478,266)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                      11,652,908      (45,408,159)
--------------------------------------------------------------------------------
Interest Expense                                            --               --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                             --               --
--------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items       11,489,915      (51,886,425)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                           --               --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                 --               --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)               3,255           38,711
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                           --               --
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)        550,519        3,869,175
--------------------------------------------------------------------------------
Total Reorganization Expenses                         (547,264)      (3,830,464)
--------------------------------------------------------------------------------
Income Taxes                                                --          (72,636)
--------------------------------------------------------------------------------
Net Profit (Loss)                                 $ 10,942,651     $(55,644,253)
--------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation                                      03-12635 (MFW)
           Debtor                                                 April 2004

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                  Month Ended       Cumulative
BREAKDOWN OF "OTHER" CATEGORY                     April 2004      Filing to Date
--------------------------------------------------------------------------------

Other Costs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses

--------------------------------------------------------------------------------
Recruiting & Relocation                                    --             4,773
--------------------------------------------------------------------------------
Legal Fees                                              1,894             8,651
--------------------------------------------------------------------------------
Audit Fees                                             18,556            (7,976)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                      --           124,154
--------------------------------------------------------------------------------
Other Fees                                                 --         5,119,513
--------------------------------------------------------------------------------
Data Processing                                         1,468            35,267
--------------------------------------------------------------------------------
Seminars & Continuing Education                           408             2,628
--------------------------------------------------------------------------------
Dues & Subscriptions                                    1,248             2,619
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                 $     23,573      $  5,289,628
--------------------------------------------------------------------------------

Other Income

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                      11,652,908       (45,408,159)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                               $ 11,652,908      $(45,408,159)
--------------------------------------------------------------------------------

Other Expenses


Other Reorganization Expenses

--------------------------------------------------------------------------------
Bankruptcy Related Fees                               550,519         3,869,175
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES              $    550,519      $  3,869,175
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation                   Case No.           03-12635 (MFW)
           Debtor                              Reporting Period:  April 2004

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------
                                                                       BOOK VALUE AT END OF      BOOK VALUE ON
                    ASSETS                                            CURRENT REPORTING MONTH    PETITION DATE
---------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                              5,797,161             4,532,566
---------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                         --                    --
---------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                     51,117,325            48,745,299
---------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                      --                    --
---------------------------------------------------------------------------------------------------------------
Inventories                                                                           --                    --
---------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                 233,587               503,054
---------------------------------------------------------------------------------------------------------------
Professional Retainers                                                             1,000                10,000
---------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                           340,703               327,755
---------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       $  57,489,777         $  54,118,674
---------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                        --                    --
---------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                               --                    --
---------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                      17,641,931            20,723,654
---------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                         3,485,693             3,485,693
---------------------------------------------------------------------------------------------------------------
Vehicles                                                                              --                    --
---------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                (16,319,552)          (15,433,035)
---------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                 $   4,808,072         $   8,776,312
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                48,928               266,900
---------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                               194,679,183           249,660,381
---------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                         $ 194,728,111         $ 249,927,281
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $ 257,025,960         $ 312,822,267
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                      BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                         CURRENT REPORTING MONTH     PETITION DATE
---------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                      --                    --
---------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                               29,000                    --
---------------------------------------------------------------------------------------------------------------
Wages Payable                                                                    153,714                    --
---------------------------------------------------------------------------------------------------------------
Notes Payable                                                                         --                    --
---------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                      --                    --
---------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                             --                    --
---------------------------------------------------------------------------------------------------------------
Professional Fees                                                                560,271                    --
---------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                              --                    --
---------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                               5,825,227                    --
---------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                             $   6,568,212         $          --
---------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------
Secured Debt                                                                          --                    --
---------------------------------------------------------------------------------------------------------------
Priority Debt                                                                         --                    --
---------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                               288,615,687           289,648,446
---------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                             $ 288,615,687         $ 289,648,446
---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            295,183,899           289,648,446
---------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------
Capital Stock                                                                        100                   100
---------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                   266,985,085           266,985,085
---------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                             --                    --
---------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                --                    --
---------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                            (246,858,372)         (246,858,372)
---------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                            (55,644,253)                   --
---------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                 (2,640,498)            3,047,008
---------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                 --                    --
---------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                           $ (38,157,939)        $  23,173,821
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                       $ 257,025,960         $ 312,822,267
===============================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation                            Case No.  03-12635 (MFW)
          Debtor                               Reporting Period:  April 2004

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
          ASSETS                       CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                         340,703               327,755
--------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                  $     340,703         $     327,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                       1,308,827             1,198,532
--------------------------------------------------------------------------------
Investment in Subsidiaries                    193,367,782           244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                          2,575             3,602,213
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $ 194,679,183         $ 249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY           CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accounts Payable                                   63,369                42,517
--------------------------------------------------------------------------------
Accrued Expenses                                  230,591             1,290,790
--------------------------------------------------------------------------------
Interest Payable                               12,728,025            12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                   2,602,010             2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                              82,787,757            82,787,757
--------------------------------------------------------------------------------
Indebtedness                                  190,203,934           190,197,598
--------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)        $ 288,615,687         $ 289,648,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                                1,912,996                    --
--------------------------------------------------------------------------------
Severance Payable                                   4,796                    --
--------------------------------------------------------------------------------
Bonuses Payable                                   982,146                    --
--------------------------------------------------------------------------------
Taxes Payable                                   2,400,441
--------------------------------------------------------------------------------
Due to Affiliates                                 524,848                    --
--------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES        $   5,825,227         $          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                           (2,640,498)            3,047,008
--------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY            $  (2,640,498)        $   3,047,008
--------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re Trenwick America Corporation                      Case No.  03-12635 (MFW)
               Debtor                          Reporting period:  April 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------
                                                Amount
                                 Beginning     Withheld or                                  Check. No     Ending Tax
                               Tax Liability    Accrued      Amount Paid     Date Paid        or EFT      Liability
====================================================================================================================
Federal
--------------------------------------------------------------------------------------------------------------------
Withholding                          --         144,291        144,291       4/14, 4/29         EFT            --
--------------------------------------------------------------------------------------------------------------------
FICA-Employee                        --          49,229         49,229       4/14, 4/29         EFT            --
--------------------------------------------------------------------------------------------------------------------
FICA-Employer                        --          49,229         49,229       4/14, 4/29         EFT            --
--------------------------------------------------------------------------------------------------------------------
Unemployment                         --             260            260       4/14, 4/29         EFT            --
--------------------------------------------------------------------------------------------------------------------
Income                               --              --             --                                         --
--------------------------------------------------------------------------------------------------------------------
Other:                               --              --             --                                         --
--------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                --         243,009        243,009                                         --
--------------------------------------------------------------------------------------------------------------------
State and Local
--------------------------------------------------------------------------------------------------------------------
Withholding                          --          39,602         39,602       4/14, 4/29         EFT            --
--------------------------------------------------------------------------------------------------------------------
Sales                                --              --             --                                         --
--------------------------------------------------------------------------------------------------------------------
Excise                               --              --             --                                         --
--------------------------------------------------------------------------------------------------------------------
Unemployment                         --           2,848          2,848       4/14, 4/29         EFT            --
--------------------------------------------------------------------------------------------------------------------
Real Property                    21,750           7,250             --                                     29,000
--------------------------------------------------------------------------------------------------------------------
Personal Property                    --              --             --                                         --
--------------------------------------------------------------------------------------------------------------------
Other:                               --              --             --                                         --
--------------------------------------------------------------------------------------------------------------------
  Total State and Local          21,750          49,700         42,450                                     29,000
--------------------------------------------------------------------------------------------------------------------
Total Taxes                      21,750         292,709        285,459                           --        29,000
--------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                            =====================================================================
                                              Current       0-30      31-60       61-90      Over 90       Total
-----------------------------------------------------------------------------------------------------------------
Accounts Payable                                   --        --         --           --           --           --
-----------------------------------------------------------------------------------------------------------------
Wages Payable                                 153,714        --         --           --           --      153,714
-----------------------------------------------------------------------------------------------------------------
Taxes Payable                                  29,000                                                      29,000
-----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                             --
-----------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                            --
-----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments          --
-----------------------------------------------------------------------------------------------------------------
Professional Fees                                  --        --         --       42,454      517,817      560,271
-----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                            --        --         --           --           --           --
-----------------------------------------------------------------------------------------------------------------
Other:                                             --
-----------------------------------------------------------------------------------------------------------------
Other:                                             --
-----------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                      182,714        --         --       42,454      517,817      742,985
-----------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Listing of aged accounts payable
Trenwick America Corporation
As of April 30, 2004

             Vendor                  Invoice Date           Services         Invoice Number         Amount
             ------                  ------------           --------         --------------         ------

   Appleby, Spurling & Kempe          2/27/2004        November expenses      APP396-02000         39,630.68
   Appleby, Spurling & Kempe          2/27/2004        November expenses      APP967-02000          9,677.60
         Ernst & Young                2/27/2004        November expenses      ERN327-02000         32,749.00
         Ernst & Young                2/27/2004        November expenses      ERN811-02000          8,112.00
         Ashby & Geddes                2/4/2004        December expenses      ASH423-02000          4,239.80
         Ashby & Geddes               3/18/2004         January expenses      ASH132-02000         13,232.96
         Ashby & Geddes               3/18/2004         January expenses      ASH307-02000          3,076.60
        Dewey Ballantine              3/18/2004        December expenses      DEW466-02000         46,689.20
        Dewey Ballantine              4/15/2004         January expenses      DEW250-02000        250,835.89
        Dewey Ballantine              4/15/2004         January expenses      DEW591-02000         59,137.30
           Ben Branch                 4/15/2004        December expenses      BEN950-02000          9,504.00
           Ben Branch                 4/15/2004        December expenses      BEN237-02000          2,376.00
           Ben Branch                 4/15/2004         January expenses      BEN158-02000         15,840.00
           Ben Branch                 4/15/2004         January expenses      BEN396-02000          3,960.00
Young, Conaway Stargatt & Taylor      4/22/2004        December expenses      YOU577-02000          5,774.30
Young, Conaway Stargatt & Taylor      4/22/2004         January expenses      YOU129-02000         12,981.20
                                                                                                ------------
                                                                                   91+            517,816.53
                                                                                                ------------

Young, Conaway Stargatt & Taylor      4/22/2004        February expenses      YOU106-02000         10,660.90
           Ben Branch                 4/15/2004        February expenses      BEN887-02000          8,870.40
           Ben Branch                 4/15/2004        February expenses      BEN221-02000          2,217.60
         Ashby & Geddes               4/15/2004        February expenses      ASH167-02000         16,782.04
         Ashby & Geddes               4/15/2004        February expenses      ASH392-02000          3,923.40
                                                                                                ------------
                                                                               61-90 days          42,454.34
                                                                                                ------------

                                                                                                ------------
                                                                               Grand Total      $ 560,270.87
                                                                                                ============

                                                                FORM MOR-4 AGING

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation                            Case No.  03-12635 (MFW)
          Debtor                               Reporting Period:  April 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-----------------------------------------------------------------------------------   -----------------
Accounts Receivable Reconciliation                                                          Amount
-----------------------------------------------------------------------------------   -----------------
Total Accounts Receivable at the beginning of the reporting period                       50,724,611.83
-----------------------------------------------------------------------------------   -----------------
+ Amounts billed during the peiod                                                         1,808,865.76
-----------------------------------------------------------------------------------   -----------------
- Amounts collected during the peiod                                                     (1,416,152.93)
-----------------------------------------------------------------------------------   -----------------
Total Accounts Receivable at the end of the reporting period                             51,117,324.66
-----------------------------------------------------------------------------------   -----------------

-----------------------------------------------------------------------------------   -----------------
Accounts Receivable Aging                                                                   Amount
-----------------------------------------------------------------------------------   -----------------
0 - 30 days old                                                                           1,787,888.58
-----------------------------------------------------------------------------------   -----------------
31 - 60 days old                                                                                    --
-----------------------------------------------------------------------------------   -----------------
61 - 90 days old                                                                                    --
-----------------------------------------------------------------------------------   -----------------
91 + days old                                                                            60,982,765.08
-----------------------------------------------------------------------------------   -----------------
Total Accounts Receivable                                                                62,770,653.66
-----------------------------------------------------------------------------------   -----------------
Amount considered uncollectible (Bad Debt)                                              (11,653,329.00)
-----------------------------------------------------------------------------------   -----------------
Accounts Receivable (Net)                                                                51,117,324.66
-----------------------------------------------------------------------------------   -----------------

                              DEBTOR QUESTIONNAIRE

-----------------------------------------------------------------------------------   -----------------
Must be completed each month                                                            Yes       No
-----------------------------------------------------------------------------------   -----------------
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                      X
-----------------------------------------------------------------------------------   -----------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                  X
-----------------------------------------------------------------------------------   -----------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                       X
-----------------------------------------------------------------------------------   -----------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                X
-----------------------------------------------------------------------------------   -----------------

                                                                      FORM MOR-5
                                                                          (9/99)